Exhibit 99.01

Mississippi Power Kemper County IGCC Project	Table of Contents	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through November 2014

Mississippi Power Kemper County IGCC Project	Project Costs and Summary Total Project	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through November 2014

Table 1: Capped Plant Costs (in millions of dollars)

Cost Category	Current View	Variance from Previous Month	Actuals through November 2014	Confirmed Cost %
Land	$32.3	$0.0	$32.3	100%
EPC	4,050.8	23.6	3,850.5	96%
Transmission	94.2	0.0	94.1	100%
Fuel Facilities	153.6	1.5	139.8	90%
Pre Commercial Operations	481.0	5.8	257.7	50%
CC & Related Assets Placed in Service - Non-Incremental (1)	25.7	0.9	5.3	21%
Project Development	64.3	0.3	58.8	91%
Start Up Fuel / Energy	24.4	0.0	5.6	23%
DOE CCPI2 Funding	(245.3)	0.0	(245.3)	
Ad Valorem	31.8	(0.4)	22.1	70%
Schedule Risk	112.0	(13.0)	0.0	
Contingency	114.5	6.2	0.0	
Total Plant	4,939.3	25.0	4,221.0	
Deduction for Cap Exceptions (BC/FM/CIL)	(55.9)	0.0	-	
Total Plant Subject to Cost Cap	$4,883.4	$25.0	$4,221.0	90%

Table 2: Exemptions and Exceptions (in millions of dollars)

Cost Category	Current View	Variance from Previous Month	Actuals through November 2014
Mine *(details on p.8)* (2)	$232.3	$0.0	$232.3
CO2 Pipeline	108.2	(0.3)	91.4
Regulatory and Other Asset Accounts (3)	172.4	(6.5)	113.8
CC & Related Assets Placed in Service - Incremental (Net of Revenues) (4)	4.6	(0.0)	0.8
Project AFUDC - Non Mine (5)	626.3	7.6	434.9
Process Development Allowance	46.5	(0.0)	19.6
Beneficial Capital	47.6	0.0	-
Force Majeure	2.7	0.0	-
Change in Law	5.6	0.0	-
Total Exemptions and Exceptions	$1,246.2	$0.8	$892.8

Table 3: Total Project Costs (in millions of dollars)

Cost Category	Current View
Total Plant Subject to Cost Cap (6)	$4,883.4
Total Exemptions and Exceptions	$1,246.2
Total Project Cost (7)	$6,129.7

(1) Non-incremental operating and maintenance costs related to the combined cycle and associated common facilities placed in service in August 2014 that are subject to the $2.88 billion cost cap.

(2) The Liberty Mine was placed in service in June 2013. Construction costs incurred since that date are reported above as Mine costs. Operational costs incurred since the mine was placed in service are not included in this report. These costs are considered to be post-COD capital and fuel inventory costs and will be subject to MPUS and MPSC oversight in conjunction with the annual review of fuel costs.

(3) The debt carrying cost associated with assets placed in service and other non-construction work in progress accounts are being deferred and are included in regulatory assets. The equity return associated with assets placed in service and other non-construction work in progress accounts are not included in this report.

(4) Incremental operating and maintenance costs related to the combined cycle and associated common facilities placed in service in August 2014. This amount includes a credit for variable operating and maintenance costs related to energy sales, net of station service.

(5) AFUDC related to the combined cycle and associated common facilities placed in service ceased in August 2014.

(6) In this November 2014 report, Mississippi Power Company has identified $25 million in cost increases related to the completion of construction of the Kemper IGCC, including construction support costs during start-up and commissioning, as reflected in the table above. A potential additional $20-$50 million cost increase for construction, start-up, operational readiness, and combined cycle operations is currently under review and is expected to be completed in conjunction with the filing of the next Monthly Status Report.

(7) Total Project Costs have not been reduced for Mississippi Power's estimated loss on the plant costs in excess of the $2.88 billion cost cap. Amounts reflect estimated costs through March 31, 2016, are based on information available through the filing date, and are net of accumulated depreciation.

Major Items and Milestones Achieved

- The purchase of 2,968 acres for the plant site has been completed.
- Construction is complete for the nitrogen plant, water plant, water storage lake, administrative and electrical buildings, lignite storage dome, electrical ductbanks, structural steel, process piping installation, cable tray, tubing, and underground piping.
- Concrete installation is 99% complete.
- The combined cycle was placed in service on natural gas on August 9, 2014.
- Construction is complete on the three 115kV line rebuild projects. The four new 230kV lines, one new 115kV line, and the mine service line are complete and energized. Construction is complete on eight substations and the Sweatt - Sykes fiber line.
- The treated effluent, natural gas, and CO_2 pipeline installations are 100% complete. Closeout activities remain on all three pipelines.
- Long term contracts have been signed for the sale of CO_2, sulfuric acid, and ammonia.
- Subject to Commission approval and the completion of several milestones, SMEPA will have a 15% ownership interest in the Project.

Mississippi Economic Impact

- Mississippi workforce contributed 625 construction jobs in November for the Project. A total of 519 Mississippi companies have provided construction, equipment, material or professional services for the Project.

Overall Project Status

- Mississippi Power placed the combined cycle unit and associated common facilities portion of the Kemper IGCC in service on August 9, 2014. The remainder of the Kemper IGCC is expected to be placed in service in the first half of 2016.

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Mississippi Power Kemper County IGCC Project	Key Contracts over $10M	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through November 2014

Table 4: Key Contracts Over $10M

(in millions of dollars)	Issue Initial Inquiry	Award Date	Current View	Variance from Previous Month
Equipment and Material Contracts Over $10M *(Represents 92% of total equipment and material contracts)*	Dates in **BOLD** are actual dates; others are forecast dates		$1,491.0	$0.1
Steam Turbine Generator	Nov-07	Aug-08		
Gas Turbines	Dec-08	Aug-09		
Heat Recovery Steam Generators	Oct-09	Jun-10		
Syngas Coolers	Jan-10	May-10		
Transport Gasifiers	Jan-10	May-10		
Fluid Bed Dryers	Mar-10	Jul-10		
Air Compressors	Apr-10	Sep-10		
Nitrogen Generation System	Jun-10	Dec-10		
Particulate Control Device (PCD) Systems	Nov-10	Sep-11		
Generator Step-up Transformers	Jul-10	Jan-11		
Station Service Transformers	Jul-10	Dec-10		
Coal Dense Phase Conveyors	Sep-10	Nov-10		
Coal Lock Vessels	Aug-10	Jan-11		
Water Treatment System	Jul-10	Feb-11		
Structural Steel	Sep-10	Dec-10		
Heat Exchangers	Apr-10	Multiple		
Chemical Reactors	Jul-10	Multiple		
Vessels	Jun-10	Multiple		
Heat Exchangers	Jul-10	Multiple		
Compressors	Jun-10	Multiple		
Catalyst	Jul-10	Multiple		
Pumps	Jun-10	Multiple		
Drums	Jan-10	Multiple		
Unit Chillers	Jul-10	Multiple		
Construction Piping	Jun-10	Multiple		
Instrumentation & Controls	Oct-10	Multiple		
Electrical	Apr-11	Multiple		
Transmission Line Structures	May-11	Multiple		
Construction Contracts Over $10M *(Represents 99% of total construction contracts)*	Dates in **BOLD** are actual dates; others are forecast dates		$1,860.1	$24.7
Cut and Fill Excavation	Jul-10	Aug-10		
Underground	Nov-10	Jan-11		
Concrete	Nov-10	Jan-11		
Gasifier General Contractor	Apr-11	Jul-11		
Combined Cycle General Contractor	Oct-11	Dec-11		
Water Lateral	Jul-11	Sep-11		
Architectural Buildings	Feb-11	Multiple		
Cooling Tower	Feb-10	Sep-10		
Insulation	Jan-12	Jun-12		
Field Erected Tanks	Nov-10	Feb-11		
Water Storage Pond	Nov-11	Dec-11		
Gas Clean-up & By Products	Oct-11	Dec-11		
Turbine Generator	Nov-11	Dec-11		
HRSG Erection	Aug-11	Sep-11		
Piling	Sep-10	Dec-10		
Ash Storage	Nov-11	Dec-11		
Total			$3,351.1	$24.8

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Mississippi Power Kemper County IGCC Project	Project Updates	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through November 2014

Safety

OSHA Recordable Incident Rate:	Project to Date:	.49	Work Hours:	Project to Date:	31,367,947
	Year to Date:	.36		Year to Date:	10,548,961

Schedule - Key 90-Day Milestones

Schedule - Key 90-Day Milestones	Forecast	Actual	Comments
Lignite Dryer Common Utilities	Nov-14	Nov-14	
Back Blow of Steam System from HRSG	Dec-14		

Schedule - Overall Project

Actual
Forecast
2008
2009
2010
2011
2012
2013
2014
2015
2016
Q1
Q2
Q3
Q4
Plant
Purchase Steam Turbine
Start Earthwork
Start Conceptual Design
Start Construction
Start Foundations
Start Aboveground Construction
Startup & Testing
Combined Cycle In-Service
COD
Transmission
Start Design
Start Upgrades
Start New Construction
Complete Construction
Liberty Mine
Lignite Contract Signed
Mine Development Period
Mine In-Service
Production

Permits and Approvals

Dates in **Bold** are actual dates, others are forecast dates

Description	Status	Submittal	Approval
State Groundwater Test Well Permit MS-GW-16425	Approved	**5/30/07**	**6/26/07**
State NPDES Stormwater Run-off Permit MSR104866	Approved	**11/13/07**	**3/12/10**
State PSD Air Permit 1380-00017	Approved	**12/20/07**	**3/12/10**
State Groundwater Production Well Permit MS-GW-16562	Approved	**5/21/08**	**7/22/08**
MPSC Certificate	Approved	**1/16/09**	**6/3/10**
State Permit to Operate Wastewater Disposal System w/no Discharge Permit MSU009005 (1)	Approved	**11/19/09**	**3/12/10**
State Dam Safety Approval App. No. 09-041	Approved	**12/1/09**	**3/23/10**
State Dam Safety Approval App. No. 09-040	Approved	**12/1/09**	**3/23/10**
FAA stack permit	Approved	**2/8/11**	**3/14/11**
DOE NEPA ROD (CCPI2)	Approved	**11/6/09**	**8/19/10**
State 401 Water Quality Certification	Approved	**10/27/09**	**9/14/10**
USACE 404 Permit for Wetlands SAM-2009-01149-DMY	Approved	**10/27/09**	**11/18/10**
State Solid Waste Management Permit	Approved	**6/11/10**	**11/15/11**
State Dam Safety - Make-up Reservoir	Approved	**6/3/11**	**8/12/11**
State Dam Safety - Retention Pond B	Approved	**6/1/11**	**8/9/11**
Dam Safety LDF Retention Pond Permit	Approved	**10/6/11**	**11/2/11**
NPDES Emergency Discharge Permit	Approved	**12/1/11**	**8/12/14**
NPDES Baseline Industrial Storm Water General Permit	Approved	**5/24/13**	**3/7/14**
Title IV Acid Rain Permit	Pending	**10/13/11**	
Title V Operating Permit	Pending	**8/22/14**	

(1) State Permit to Operate Wastewater Disposal System w/no Discharge Permit MSU009005 was revoked on 8/12/14 due to the approval of the NPDES Emergency Discharge Permit on 8/12/14.

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Mississippi Power Kemper County IGCC Project	Total Project Mississippi Economic Impact	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through November 2014

Economic Impact

Table 5: Mississippi Construction, Equipment, Material and Professional Services Companies (Tier 1)

Company Name	City	Type of Work	Company Name	City	Type of Work
3 D Trucking	Louisville	Professional Service	Brunini	Jackson	Professional Services
3point Technologies	Columbus	Professional Service	Buckwalter Stadium Inc.	Meridian	Construction
4 County Electric Power Association	Columbus	Construction	Burford Electric Service, Inc	Columbus	Construction
A E Allen	Pass Christian	Construction	Burkhalter Rigging Inc	Columbus	Construction
A&B Electric	Meridian	Professional Services	Burk's Aviation	Hattiesburg	Professional Services
AA Calibration Services	Yazoo City	Professional Service	Business Interiors	Jackson	Professional Services
ABF Freight	Jackson	Material	Can't Be Beat Fencing	Perkinston	Construction
Accu-Fab & Construction, Inc	Moss Point	Material	Capital Concrete Cutting Inc	Clinton	Materials
ADCO Companies Ltd	Brandon	Equipment	Capitol Hardware Company, Inc.	Jackson	Professional Services
AES Limited PC	Meridian	Construction	Carter Miller Associates	Meridian	Professional Services
Aggreko Cooling Tower Service	Ridgeland	Equipment	Cavco, Inc	Bailey	Construction
Air Center of Mississippi	Jackson	Material	Central Culvert & Pipe	Philadelphia	Material
Air Management, LLC	Meridian	Construction	Central Mississippi Communications	Kosciusko	Professional Services
Air Tool Supply	West Point	Material	Central Office Supply	Kosciusko	Construction
Airgas South	Meridian	Construction	Central Pipe Supply Inc	Jackson	Material
AJA Management	Jackson	Professional Services	Chain Electric Co.	Hattiesburg	Construction
Al Covington / Bill Oubre	Meridian	Construction	Chancellor Supply	Laurel	Material
All Brand Foods	Hattiesburg	Professional Services	Chet's Paint & Body Shop	Meridian	Professional Services
All Clean Janitorial	DeKalb	Professional Services	Chevron Products	Moss Point	Equipment
All Safe Technologies	Gulfport	Professional Services	Chris Haynes Electric Supply	Jackson	Materials
All Star Printing	Columbus	Materials	Cintas Corporation	Jackson	Construction
Almetek Industries Inc	Ridgeland	Material	Cintas FAS	Jackson	Professional Services
American Controls	Amory	Material	City of Meridian	Meridian	Professional Services
American Fire & Safety	Laurel	Professional Services	Cives Steel Co.	Rosedale	Material
American Forest Management	Meridian	Professional Services	Collins and Null	Hattiesburg	Professional Services
American Rental	Philadelphia	Construction	Collinsville Hardware	Meridian	Material
American Supply Co Inc	Jackson	Material	Columbus Rubber & Gasket	Columbus	Construction
Anderson Retail	Hattiesburg	Material	Commercial Interiors	Long Beach	Professional Services
APAC Mississippi Inc	Jackson	Construction	Comsouth	Meridian	Professional Services
Appraisal Group	Philadelphia	Professional Services	Consolidated Electrical Distributors Inc	Gulfport	Material
Appraisers Associated Ltd.	Meridian	Professional Services	Consolidated Pipe & Supply Co	Pascagoula	Material
Aquaterra Engineering LLC	Madison	Professional Services	Contract Fabricators, Inc.	Holly Springs	Equipment
Argus Analytical	Jackson	Professional Services	Cornett Bolt & Screw	Gulfport	Material
Asplundh Tree Expert Co	D'Iberville	Construction	CSS Document Solutions	Meridian	Professional Services
Atwood Fence	Kosciusko	Construction	CTC, Inc	Louisville	Material
B Clean	Laurel	Professional Services	Cuevas Auction, LLC	Picayune	Professional Services
Baker Ready Mix	Louisville	Material	Custom Creations and More	Meridian	Construction
Balch & Bingham, LLP	Gulfport	Professional Services	D&E Construction Co Inc	Meridian	Construction
Barnhart Crane & Rigging	Jackson	Construction	DACO LLC	Columbus	Professional Services
Bay Pest Control	Ocean Springs	Professional Services	Daily Equipment Co Inc	Jackson	Construction
Bayou Management Inc	Columbus	Professional Services	David L. Moon	Collinsville	Construction
Bellavilla Community Club	Bailey	Construction	Davidson Hauling & Constriction	Marion	Material
Bengal Resources and Associates, Inc.	Columbia	Professional Services	Davis Trailer	Moselle	Construction
Betty Luke	Bailey	Professional Services	Deep South Services LLC	Hickory	Material
Bill Oakley Consulting Hydrologist, Inc.	Brandon	Professional Services	Design Precast and Pipe	Gulfport	Construction
Bill's Trailer Sales	Ackerman	Materials	Dickerson Petroleum	Kosciusko	Construction
Black Brothers, Inc.	Ackerman	Construction	Ditch Witch of Mississippi	Pearl	Construction
Blackwell Shepards Locksmith	Meridian	Professional Services	Dixie Mat & Hardwood Co Inc	Sandy Hook	Material
Blaine's Trailer Rental & Sale	Richland	Construction	Doug Jones & Son Construction Co	Meridian	Construction
BMI Environmental Services	Gulfport	Professional Services	Douglas Inc.	Jackson	Professional Service
Bonds of Love Ministries	DeKalb	Construction	Dowdle Gas Company	DeKalb	Construction
Briggs Equipment	Jackson	Construction	Dr. David Lang, PhD	Starkville	Professional Services
Broadmoor Home	Meridian	Construction	DZ Atlantic	Moss Point	Equipment
Brown Printing Company	Meridian	Construction	E. Patrick Cassady & Associates Inc.	Gulfport	Professional Services
Brown & Mitchell	Gulfport	Construction	Earl Dudley Associated	Jackson	Construction

continued on page 5

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Mississippi Power Kemper County IGCC Project	Total Project Mississippi Economic Impact	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through November 2014

Economic Impact *(continued from page 4)*

Table 5: *(continued)* Mississippi Construction, Equipment, Material and Professional Services Companies (Tier 1)

Company Name	City	Type of Work	Company Name	City	Type of Work
East Mississippi Electric Power Assoc.	Meridian	Construction	Hi Grade Gin Corporation	Winona	Construction
ECO Systems (now Allen Eng. & Science)	Jackson	Professional Services	HJM Forest Resource Management	DeKalb	Professional Services
Eddie Briggs, Attorney at Law	Madison	Professional Services	Holliday Construction	Poplarville	Construction
Educational Furniture & Equipment Co.	Meridian	Construction	Holloway Termite & Pest Services	Meridian	Professional Services
Eley Guild Hardy Architects	Biloxi	Professional Services	Hooper Electronics	Pascagoula	Material
Endom Welding & Trailer Repair	Ellisville	Construction	Hotel & Restaurant Supply	Meridian	Material
Engineering Plus	Meridian	Professional Services	Howard Industries	Laurel	Equipment
Engineering Services	Jackson	Professional Services	HRD Safety	Jackson	Material
Eutaw Construction	Aberdeen	Construction	Hughes Brothers Inc	Jackson	Material
F L Clayton Trust	Meridian	Construction	Ice Plant	Meridian	Construction
Faison Office Products Co LLC	Gulfport	Construction	Industrial Commercial Fire Protection	Lucedale	Construction
Fastenal	Philadelphia	Material	Industrial Electric Motor Works Inc	Meridian	Professional Services
FC&E Engineering LLC	Brandon	Professional Services	Industrial Machine & Manufacturing	Meridian	Professional Services
Ferguson Enterprises	Jackson	Equipment	Industrial Steel Corp.	Jackson	Construction
Firestone	Meridian	Professional Services	Infolab, LLC	Clarksdale	Professional Services
Fish and Fisher	Jackson	Construction	Ivy Consulting	Quitman	Professional Services
Fluid Process & Pumps	Florence	Material	J & J Contractors	Collinsville	Professional Services
Forest Services, Inc.	Pelahatchie	Professional Services	J W Lee Company, Inc	Gulfport	Equipment
Forestry Suppliers	Brandon	Construction	Jabez Group, LLC	Madison	Professional Services
Fraley Dozer Service	Collins	Construction	Jackson Bolt & Screw	Jackson	Material
Fulton Line Service	Preston	Construction	James Self Inc dba JSI Communication	Pearl	Material
G & K Services	Jackson	Professional Services	JH Haynes Electric Co Inc	Gulfport	Professional Services
G & O Supply Co. Inc.	Houston	Material	Joe McGee Construction	Lake	Construction
Gary G. Williams, Appraisals	Flowood	Professional Services	John B. Stewart Real Estate Appraiser	Canton	Professional Services
Genesis Telecommunications	Collinsville	Professional Services	John C Stennis Memorial Hospital	DeKalb	Professional Services
GEO Products	Madison	Material	John Fayard Moving & Warehousing, LLC	Gulfport	Materials
George's Auto Parts	Meridian	Construction	John's Welding	Meridian	Professional Services
Geotechnical Engineering Assoc.	Ridgeland	Professional Services	Johnson Surveying	Collinsville	Professional Services
Gipson Steel Inc	Meridian	Construction	K. C. Garbage & Solid Waste	DeKalb	Construction
Glass Inc.	Meridian	Material	Kelly Services	Gulfport	Professional Services
Glassworx	Philadelphia	Material	Kemper Construction Supply	DeKalb	Material
Glenn Hollingsworth Enterprise LLC	Hickory	Construction	Kemper County Landfill	DeKalb	Professional Services
Glenn Machine Works	Columbus	Construction	Kemper County Messenger	DeKalb	Professional Services
Glover Young Walton & Simmons, PLLC	Meridian	Professional Services	Kemper Electric Supply	DeKalb	Material
Godwin Group	Jackson	Professional Services	Kennedy Construction	Meridian	Construction
Goforth Forest Management, Inc.	Meridian	Professional Services	Knesal Engineering Services, Inc.	Gulfport	Professional Services
GraRock Trucking	Macon	Construction	Knowles Material Co	Jackson	Material
Greenway Construction	Wiggins	Construction	L & M Carpet Cleaning	Meridian	Professional Services
Gulf Coast Fence	Pascagoula	Construction	Lauderdale County Farm Supply	Meridian	Materials
Gulf Office Systems Inc	Saucier	Professional Services	Laurel Ford	Laurel	Equipment
Gulf Sales & Supply	Pascagoula	Construction	Lawyers PLLC	Meridian	Professional Services
Gulf South Survey & Environmental	Biloxi	Professional Services	Layne Christenson	Jackson	Construction
H & H Chief Sales	Carthage	Construction	LPK Architects	Meridian	Professional Services
H & H Construction	Greenwood	Construction	Luke Printing Company	Meridian	Professional Services
H & P Leasing, Inc.	Flowood	Construction	Lyle Machinery Company	Jackson	Equipment
Hampton & Associates Law Office	DeKalb	Professional Services	M G Dyess Inc	Bassfield	Construction
Hanson	Gulfport	Construction	M&M Holdings	Kilmichael	Materials
Hargrove Engineers Constructors	Pascagoula	Professional Services	Magnolia Steel Co, Inc.	Meridian	Professional Services
Havard Pest Control	Hattiesburg	Professional Services	Mailroom Consultants	Jackson	Professional Services
HD Supply Waterworks LTD	Pearl	Material	Malouf	Greenwood	Construction
Heartland Pump Rental & Sales Inc	Horn Lake	Construction	Mar-Com Comm, Inc.	Decatur	Construction
Heblon Heating & Air Conditioning	Meridian	Construction	Marion Water Department	Marion	Construction
Hemphill Construction	Florence	Construction	Mars Manufactured Homes	Meridian	Construction
Henderson Steel Corp	Marion	Construction	Martin Supply (MISCO)	Saltillo	Materials
Herring Gas Co Inc.	Philadelphia	Construction	Martin Truck & Tractor	Columbus	Construction

continued on page 6

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Mississippi Power Kemper County IGCC Project	Total Project Mississippi Economic Impact	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through November 2014

Economic Impact ***(continued from page 5)***

Table 5: ***(continued)*** **Mississippi Construction, Equipment, Material and Professional Services Companies (Tier 1)**

Company Name	City	Type of Work	Company Name	City	Type of Work
Marvin's	Meridian	Material	ProModular	Jackson	Construction
Mary Joyce Angero	Meridian	Construction	Provine Helicopter Service, Inc.	Greenwood	Professional Services
Max Floor Specialist	Brandon	Professional Services	Puckett Machinery Co	Jackson	Construction
McCrary Construction Services	Columbus	Construction	Puckett Rents Inc	Jackson	Construction
McElroy Plumbing & Heating	Meridian	Construction	Quality Welding & Fabrication	Columbia	Equipment
Medical Foundation (Rush Hospital)	Meridian	Professional Services	Ralph L. Morgan	Meridian	Material
MEI Electrical Inc	Philadelphia	Construction	Richard R. Hite Appraisal, LLC	Canton	Professional Services
Melvin Chaney Jr Real Estate Appraiser	Madison	Professional Services	Robert's Sewing Machine Parts	Meridian	Professional Services
Mercury Aviation Inc	Flowood	Professional Services	Robinson Electric Supply Co Inc	Meridian	Material
Meridian Community College	Meridian	Professional Services	Roto-Rooter Sewer & Drain	Meridian	Professional Services
Meridian Personnel Service	Meridian	Professional Services	RMKPC, Inc dba Orkin	Meridian	Professional Services
Meridian Tire & Brake	Meridian	Professional Services	Robine & Welch Machine & Tool Co.	Laurel	Construction
Micro Methods Laboratory Inc	Ocean Springs	Professional Services	Rush Care	Meridian	Professional Services
Mid South Welding	Meridian	Construction	Ryan Motors Inc	Hattiesburg	Construction
Mikropul	Iuka	Equipment	S&S Welding	Ellisville	Professional Services
Miller Enterprises	Hattiesburg	Construction	Sam Oswalt & Son, Inc.	Starkville	Construction
MillerCo Inc.	Gulfport	Construction	Sanders Air & Heat	Meridian	Professional Services
Milton's A/C Service	DeKalb	Construction	Sanders Gas	Meridian	Construction
Mississippi Beverage Water, LLC	Meridian	Construction	Sequel Electrical Supply	Meridian	Material
Mississippi Department of Transportation	Jackson	Construction	Service Master	Marion	Professional Services
Mississippi Gauge & Supply, Inc.	Meridian	Materials	Sherwin Williams	Meridian	Material
Mississippi State University	Starkville	Professional Services	Sign's Plus of Meridian	Meridian	Construction
Missouth Vital Records	Meridian	Professional Services	Singley Construction Co	Columbia	Construction
Mitchell Sign, Inc.	Meridian	Professional Services	Sirmon & Associates	Pelahatchie	Professional Services
MMC Material	Meridian	Construction	Slay Steel Inc	Meridian	Material
Modern Landscape Design	Meridian	Professional Services	South Mississippi Hydroseeding	Wiggins	Construction
Modular Space Corp	Jackson	Construction	Southern Business Supply	Meridian	Construction
Motion Industries	Meridian	Materials	Southern Chevrolet	DeKalb	Construction
Mowdy Cabinetry	Meridian	Professional Services	Southern Colonel Homes Inc	Hattiesburg	Construction
MSC Industrial	Meridian	Materials	Southern Natural Resources, Inc.	Stewart	Professional Services
Neel Schaffer	Jackson	Professional Services	Southern Pine Electric	Taylorsville	Equipment
Nehring	Ridgeland	Material	Southern Pipe & Supply Co Inc	Gulfport	Material
Newell Paper Company	Meridian	Materials	Southern Surveyors Group LLC	Gulfport	Professional Services
NGK Locke Inc	Ridgeland	Material	Southern Tire Mart	Meridian	Construction
NL Carson	Carthage	Construction	Southern Waste Disposal	Meridian	Construction
North Mississippi Medical Center	Eupora	Professional Services	SPCS Inc	Gulfport	Professional Services
Northwest Kemper Water Association	Preston	Construction	Specialty Fencing	Meridian	Construction
Office Furniture Jackson CIN	Ridgeland	Construction	Specialty Fuel	Kosciusko	Construction
Office Innovations	Ridgeland	Construction	Starkville Computers	Starkville	Construction
ORR Safety Corp	Jackson	Material	Stevie Holiday	DeKalb	Professional Services
Pac Services	Biloxi	Professional Services	Stewart Environmental Construction	Tupelo	Construction
Pearson Services	Louisville	Construction	Stribling Equipment	Jackson	Construction
Perfect Touch Contractors LLC	DeKalb	Construction	Strickland Companies	Columbus	Construction
Perma R Products	Grenada	Material	Structural Steel Services	Meridian	Material
Peterbilt Truck Center	Jackson	Construction	Stuart C. Irby Co.	Meridian/Jackson	Material
Pettigrew Forestry Consultants	Kiln	Professional Services	Sturgis Mat	Ackerman	Material
Pickering & Associates	Jackson	Professional Services	Sudden Service	Louisville	Construction
Plan House Printing and Graphics	Tupelo	Professional Services	Sunbelt Equipment Marketing	Meridian	Construction
Powell Transportation	Columbia	Material	Sunbelt Insulation	Lucedale	Material
Preformed Line Products Co	Ridgeland	Material	Sutton Lumber	Meridian	Material
Print Plus	Meridian	Professional Services	Suzy Q Monogramming Screenprinting	Philadelphia	Construction
Pritchard Engineering	Starkville	Professional Services	Swetman Security Service, Inc	Biloxi	Professional Services
Pro Turf, Inc.	Winona	Construction	System Scale	Jackson	Equipment
Procall Services	Biloxi	Professional Services	T K Stanley	Waynesboro	Material
Progressive Pipeline	Meridian	Construction	Taylor Machine Works	Louisville	Construction

continued on page 7

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Mississippi Power Kemper County IGCC Project	Total Project Mississippi Economic Impact	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through November 2014

Economic Impact *(continued from page 6)*

Table 5: *(continued)* **Mississippi Construction, Equipment, Material and Professional Services Companies (Tier 1)**

Company Name	City	Type of Work	Company Name	City	Type of Work
Tencarva Machinery	Jackson	Construction			
Terracon Consultants	Madison	Professional Services			
The 1869 Group LLC	Jackson	Construction			
The Bolt Co dba Henderson Bolt	Meridian	Material			
The McGinnis Lumber Company	Meridian	Material			
The Service Company of Mississippi	Meridian	Professional Services			
Thomas Refrigeration	Meridian	Professional Services			
Threaded Fasteners	Gulfport	Material			
Thomasson Company	Philadelphia	Construction			
Tice Engineering	Wiggins	Professional Services			
Tim Parker Construction	Soso	Construction			
Timber Craft, Inc.	DeKalb	Professional Services			
Tolbert Chevrolet	Philadelphia	Construction			
Tooney's Tire Center	DeKalb	Professional Services			
Town of DeKalb	DeKalb	Construction			
Town of Marion	Marion	Construction			
Tri-State Consulting Services	Philadelphia	Professional Services			
Truckers Supply	Meridian	Construction			
TST&E, LLC	Carriere	Construction			
Tull Brothers	Meridian	Construction			
U Save Car & Truck Rental	Meridian	Construction			
Underwood Sales Inc	Ovett	Construction			
United Fence	Meridian	Construction			
United Rentals N.A. (formally RSC Eqmt)	Meridian	Construction			
Vice Brothers Unlimited	Moss Point	Material			
Vice Construction Co.	Moss Point	Construction			
Vick's Paint & Body Shop	DeKalb	Professional Services			
Volvo Rents	Hattiesburg	Construction			
Vulcan	Laurel	Material			
W G Yates & Sons Construction	Biloxi	Construction			
W.L. Cook	Bailey	Professional Services			
Walker Audio	Biloxi	Professional Services			
Walley Forestry	Ellisville	Professional Services			
Waring Oil Company LLC	Vicksburg	Material			
Waste Management	Tupelo & Meridian	Professional Services			
Waste Pro of MS	Meridian	Professional Services			
Waters International	Meridian	Material			
Waters Truck & Tractor	Kosciusko	Construction			
Waterstone Business Strategies	Brandon	Professional Services			
Watson Quality Ford	Jackson	Construction			
Watt Equipment	DeKalb	Construction			
Wilkerson Construction	DeKalb	Construction			
William Clay	DeKalb	Construction			
Woodall Electric Inc	Meridian	Professional Services			
Woodstock Furniture	Meridian	Construction			
Working Solutions	Meridian	Professional Services			
Yard Services	Meridian	Professional Services			

Total Mississippi Contracts - Tier 1 and Tier 2 (in millions of dollars)	**$1,352**
Total Mississippi Spend through November 2014 - Tier 1 and Tier 2 (in millions of dollars)	**$1,332**

Mississippi Workforce	**Plant**	**Mine**	**Total**
Construction Jobs	**625**	**0**	**625**
Plant/Mine Jobs	**173**	**118**	**291**

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Mississippi Power Kemper County IGCC Project	Liberty Mine Summary	MPSC Docket No. 2009-UA-0014 Monthly Status Report Through November 2014

Mine Status

The surface coal mining and water pollution control permits for the Liberty Mine were approved by the MDEQ Permit Board on December 13, 2011. Liberty Mine began commercial operations on June 5, 2013. The dragline was placed in service on November 15, 2013. Construction activities are complete for the mine.

Table 6: Mine Costs (in millions of dollars)

Cost Category	Current View	Actuals through November 2014
Development	$80.0	$80.0
Land and Mineral Leases	29.5	29.5
Equipment	106.3	106.3
Mine AFUDC	16.5	16.5
TOTAL [(1)]	$232.3	$232.3

(1) The Liberty Mine was placed in service in June 2013. Construction costs incurred since that date are reported above as Mine costs. Operational costs incurred since the mine was placed in service are not included in this report. These costs are considered to be post-COD capital and fuel inventory costs and will be subject to MPUS and MPSC oversight in conjunction with the annual review of fuel costs.

Mine Safety

Recordable Incident Rate: 1.08

Project to Date Work Hours: 925,492

Mine Permits and Approvals

Dates in **Bold** are actual dates, others are forecast dates

Description	Status	Submittal	Approval
401 Water Quality Certification	Approved	**8/9/10**	**9/14/10**
404 USCAE Permit	Approved	**8/9/10**	**12/10/10**
MSHA Sedimentation Pond (Revision to include pond)	Approved	**8/29/13**	**6/23/14**
MSHA Mine Identification Number	Approved	**12/7/10**	**12/8/10**
State mine permit (SMCRA)	Approved	**1/18/11**	**12/14/11**
NPDES permit	Approved	**3/1/11**	**12/14/11**
State Dam Construction Permit	Approved	**3/18/11**	**6/29/11**
State Stormwater Permit	Approved	**11/23/11**	**1/27/12**
SPCC Plan	Approved	**3/30/12**	**3/30/12**
State Wastewater Discharge (Sewage)	*Not required; zero discharge system planned*		
Dragline FAA permit	Approved	**7/9/12**	**8/13/12**

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